Segment Information	6 Months Ended
Jun. 30, 2015
Segment Information [Abstract]
Segment Information

6. Segment Information

We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. Sales by geographic location are as follows (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Revenue:
United States	$2,730	$2,494	$4,846	$4,693
Canada	1,461	1,382	2,137	1,974
Other countries	71	3	172	102
Total revenue	$4,262	$3,879	$7,155	$6,769

During the three months ended June 30, 2015 and 2014, three of our customers represented approximately 35% and 37%, respectively, of revenue. During the six months ended June 30, 2015 and 2014, three of our customers represented approximately 35% and 33%, respectively, of revenue.